UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant      ☐

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American Patriot Financial Group, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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American Patriot Financial Group, Inc.
P.O. Box 610
Greeneville, Tennessee  37744

April 29, 2011

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of American Patriot Financial Group, Inc. (the “Company”) to be held at 2:30 p.m. Eastern Daylight Time, on Thursday, June 23, 2011, at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee  37743.

At the meeting you will be asked to:

•	Elect one Class I director to serve until the 2014 annual meeting of shareholders and until his successor is duly elected and qualified;

•	Ratify the appointment of Hazlett, Lewis & Bieter, PLLC as the Company’s independent registered public accounting firm for fiscal year 2011; and

•	Transact such other business as may properly come before the meeting or any adjournment thereof.

The Securities and Exchange Commission rules allow us to furnish proxy materials to our shareholders on the Internet. We are pleased to take advantage of these rules and believe that they enable us to provide our shareholders with the information that they need, while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting. A notice of annual meeting of shareholders, proxy statement, form of proxy and our fiscal 2010 Annual Report to Shareholders are available on our web site at www.americanpatriotbank.com/investor_2011.htm.

It is important that your shares are represented and voted at the meeting, regardless of the size of your holding.  We would appreciate your voting by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials so that your shares can be voted in the event you are unable to attend the meeting.  If you are present at the meeting and desire to vote your shares personally, your proxy will be withheld from voting upon your request. Whether or not you plan to attend the meeting, it is important that you promptly vote your shares by proxy over the Internet as soon as possible.

Please RSVP to Sherilyn Bannach on or before June 15, 2011 at (423) 636-1555 if you plan on personally attending the annual meeting.  If you have any questions in the interim, please do not hesitate to contact me.

Sincerely,

/s/ John D. Belew
Chief Executive Officer

American Patriot Financial Group, Inc.
P.O. Box 610
Greeneville, Tennessee 37744

  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

  To Be Held June 23, 2011

Notice is hereby given that the Annual Meeting of Shareholders of American Patriot Financial Group, Inc. (the “Company”) will be held on Thursday, June 23, 2011, at 2:30 p.m. Eastern Daylight Time, at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee, for the following purposes:

1.	To elect one Class I director to serve until the 2014 annual meeting of directors and until his successor is duly elected and qualified;

2.	To ratify the appointment of Hazlett, Lewis & Bieter, PLLC as the Company’s independent registered public accounting firm for fiscal year 2011; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 29, 2011 are entitled to notice of and to vote at the annual meeting and any adjournment thereof.

Whether you expect to attend the meeting or not, please vote your shares by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials.  In the event you attend the meeting, you may revoke your proxy at any time before balloting and vote your shares in person.

By Order of the Board of Directors

/s/ T. Don Waddell
T. Don Waddell
Secretary

April 29, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
Important Notice Regarding the Availability of Proxy Materials for the
Shareholders Meeting to be Held on June 23, 2011

 We are providing this Proxy Statement in connection with the solicitation by the Board of Directors, or the Board, of American Patriot Financial Group, Inc., a Tennessee corporation and bank holding company (the “Company,” “we,” or “us”), of proxies to be voted at our 2011 Annual Meeting of Shareholders and any adjournment or postponement of the meeting (the “Shareholders Meeting”).

On April 29, 2011, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed to our shareholders as of the record date containing instructions on how to access the proxy statement (including all attachments), a form of proxy card, our 2010 Annual Report and any amendments to the foregoing materials that are required to be furnished to shareholders online, and how to vote.  If you prefer to receive the proxy materials in the mail and to vote by mail, you may request a printed copy of the materials by sending your request to American Patriot Financial Group, Inc., P.O. Box 610, Greeneville, Tennessee 37744, Attention: Sherilyn Bannach, or by calling (423) 636-1555 or emailing stock@americanpatriotbank.com.  You will not receive printed copies of the proxy materials in the mail unless you specifically request them.

    This proxy statement, the Company’s 2010 Annual Report and a proxy card are available at: www.americanpatriotbank.com/investor_2011.htm

The Shareholders Meeting will be held June 23, 2011 at 2:30 p.m. local time at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee. In order to obtain directions to attend the Shareholders Meeting, please call (423) 636-1555.

The Proposals to be voted upon at the Shareholders Meeting, all of which are more completely set forth in this Proxy Statement, are as follows:

1.	To elect one (1) Class I director to serve until the 2014 annual meeting of shareholders and until his successor is duly elected and qualified;

2.	To ratify the appointment of Hazlett, Lewis & Bieter, PLLC as the Company’s independent registered public accounting firm for fiscal year 2011; and

3.	To transact such other business as may properly come before the Shareholders Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends that you vote FOR the approval of all of the Proposals.

American Patriot Financial Group, Inc.
P.O. Box 610
Greeneville, Tennessee 37744

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS

INTRODUCTION

This Proxy Statement and accompanying proxy are being made available on the Internet to shareholders of American Patriot Financial Group, Inc. in connection with the solicitation of proxies by the Board of Directors to be used at the 2011 annual meeting of shareholders (the “Annual Meeting”). Your vote is very important.  For this reason, the Board of Directors is requesting that, if you are not able to attend the Annual Meeting, you allow your common stock to be represented at the meeting by the proxies named in the proxy card for use at the meeting. The Company mailed its Notice of Internet Availability of Proxy Materials (the “Notice”) to each shareholder entitled to vote at the Annual Meeting on or about April 29, 2011.

American Patriot Financial Group, Inc., is the bank holding company for American Patriot Bank (the “Bank”), headquartered in Greeneville, Tennessee.  We have tried to make this proxy statement simple and easy to understand.  The Securities and Exchange Commission (“SEC”) encourages companies to use “plain English,” and we will always try to communicate with you clearly and effectively.  We will refer to the Company throughout as “we,” “us,” or the “Company.”

Information About the Annual Meeting

When is the Annual Meeting?

Thursday, June 23, 2011 at 2:30 p.m. Eastern Daylight Time.

Where will the Annual Meeting be held?

General Morgan Inn, 111 North Main Street, Greeneville, Tennessee.

What items will be voted upon at the Annual Meeting?

You will be voting upon the following matters:

1.	Elect one Class I director to serve until the 2014 annual meeting of directors and until his successor is duly elected and qualified;

2.	Ratify the appointment of Hazlett, Lewis & Bieter, PLLC as the Company’s independent registered public accounting firm for fiscal year 2011; and

3.	Transact such other business as may properly come before the meeting or any adjournment thereof.

Who can vote?

You are entitled to vote your common stock if our records show that you held your shares as of the close of business on April 29, 2011 (the “Record Date”). Each shareholder is entitled to one vote for each share of common stock held on the Record Date.  On the Record Date, there were 2,389,391 shares of common stock outstanding and entitled to vote. The common stock is our only class of outstanding voting securities.

How do I vote by proxy?

If you vote your shares by proxy before the Annual Meeting, we will vote your shares as you direct.  For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate.  For the ratification of the Company’s independent registered public accounting firm, you may vote “for” or “against” or you may “abstain” from voting.

If you vote your shares by proxy but do not specify how you want to vote your shares, we will vote them “for” the election of the nominees for directors and “for” the ratification of Hazlett, Lewis & Bieter, PLLC as the Company’s independent registered public accounting firm.

The Board of Directors knows of no other business to be presented at the Annual Meeting.  If any matters other than those set forth above are properly brought before the Annual Meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

How do I change or revoke my proxy?

You can change or revoke your proxy at any time before it is voted at the Annual Meeting by:

1.	submitting another proxy with a more recent date than that of the proxy first given; or

2.	sending written notice of revocation to our corporate secretary, T. Don Waddell, c/o American Patriot Financial Group, Inc., P.O. Box 610, Greeneville, Tennessee 37744; or

3.	attending the Annual Meeting and voting in person, although attending the Annual Meeting will not by itself revoke your previously granted proxy.

If I plan to attend the Annual Meeting, should I still vote by proxy?

Yes. Casting your vote in advance does not affect your right to attend the Annual Meeting. Written ballots will be available at the Annual Meeting for shareholders of record. If you vote your shares by proxy and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote.

How many votes are required?

If a quorum is present at the Annual Meeting, the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting, and the ratification of the independent registered public accounting firm and any other matters submitted to the shareholders will require the affirmative vote of a majority of the votes cast in person or by proxy at the meeting.  Our shareholders do not have cumulative voting rights with respect to the election of directors.

What constitutes as a “quorum” for the meeting?

A majority of the issued and outstanding shares of common stock, present or represented by proxy, constitutes a quorum.  A quorum is necessary to conduct business at the Annual Meeting.  You are part of the quorum if you have voted by proxy. As of April 29, 2011, there were 2,389,391 shares of common stock issued and outstanding, so 1,194,696 shares are necessary to constitute a quorum.

What is the effect of abstentions and broker non-votes?

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum but as unvoted shares for purposes of determining the approval of any matter submitted to the shareholders for a vote. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. If your broker does not receive instructions from you, your broker will not be able to vote your shares in the election of directors, resulting in a broker non-vote. Therefore, it is very important that you instruct your broker how you wish your shares to be voted on this matter. So long as a quorum is present, abstentions and “non-votes” will have no effect on the ratification of the selection of the Company’s independent registered public accounting firm and any other proposal that properly comes before the Annual Meeting.

Who pays for the solicitation of proxies?

This proxy statement is being furnished in connection with the solicitation of proxies by the Company’s Board of Directors.  The Company will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to being solicited through the mails, proxies may be solicited personally or by telephone, facsimile, electronic mail, or telegraph by officers, directors, and employees of the Company and the Bank who will receive no additional compensation for such activities.  Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons.  Such brokerage houses and other custodians, nominees, and fiduciaries will be reimbursed for their reasonable expenses incurred in such connection.

When are shareholder proposals for next year’s annual meeting due?

Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the directors for the annual meeting in 2012 must be received by the Secretary of the Company at P.O. Box 610, Greeneville, Tennessee 37744, no later than December 31, 2011. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

If a shareholder, rather than placing a proposal in our proxy materials as discussed above, commences his or her own proxy solicitation for the 2012 annual meeting or seeks to nominate a candidate for election or propose business for consideration at such meeting, the shareholder must notify the Company of such proposal at the address above no later than March 15, 2012. If notice is not received by this date, the Company may exercise discretionary voting authority as to that matter under proxies solicited for the 2012 annual meeting.

Proposal 1 - Election of Directors

The Board of Directors is divided into three classes, designated Classes I, II, and III, as nearly equal in number as the then total number of directors permits. The Board has nominated John D. Belew to serve as a Class I director, and if elected, he will serve until the 2014 annual meeting of shareholders.  We do not anticipate that Mr. Belew will be unavailable for election, but if such a situation arises, the proxy will be voted in accordance with the best judgment of the named proxies unless you have directed otherwise.  William J.  Smead, Roger A. Woolsey and Wendy Warner will continue as members of the Board until their respective terms expire, as indicated below.  Assuming a quorum is present, the election of directors requires a plurality of the votes cast by the shares of common stock entitled to vote in the election of directors.

The information describing the current position and prior business experience of the nominee and each continuing director below contains information regarding the person’s service as a director, business experience, public reporting company director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director for the Company. Shares of common stock represented by proxy cards returned to us will be voted for the nominees listed below unless you specify otherwise.

CLASS I NOMINEE FOR ELECTION
(Term Expiring 2011)

Name	Age	Business Experience During Past Five Years and Position Held With the Bank and the Company	Director Since

John D. Belew	60	Banking; Chief Executive Officer; Director and President of the Company and the Bank	2009

John D. Belew, is a director and serves as the Chief Executive Officer and President of the Company and the Bank.  Prior to joining the Company and Bank, Mr. Belew served as a Senior Vice President of First American Bank in Birmingham, Alabama from July 2005 to July 2008.  Prior to that time, he served in various capacities with SouthTrust Bank in Birmingham, Alabama since 1978, including most recently as Senior Vice President, Division Controller-Community Bank Segment from December 2003 to January 2005. The Board believes that Mr. Belew’s extensive banking experience and his experience  managing the day to day operations of the Company’s business as the Company’s and the Bank’s Chief Executive Officer provide the Board with knowledge and insight into the Company’s operations and make him a valuable member of the Board.

The Board of Directors recommends that you vote in favor of the election of the above nominee for Class I director.

CLASS II INCUMBENT DIRECTORS
 (Term Expiring 2012)

Name	Age	Business Experience During Past Five Years and Position Held With the Bank and the Company	Director Since

Wendy C. Warner	50	Real Estate; Director	2001*

* Includes time served on Bank of Greeneville Board of Directors

Wendy C. Warner is a director of the Company and the Bank.  Ms. Warner is the President of Warner Realty Company, West Main Cash, Inc. and SAWLEW Inc., all in Greeneville, Tennessee.  She graduated from East Tennessee State University in 1986 with a B.S. in business administration. She has received the CCIM designation. Ms. Warner’s familiarity with the area’s commercial and consumer real estate environment is useful to the Company’s Board. In addition, Ms. Warner has small business management experience and an extensive network of contacts in the local business community.

CLASS III INCUMBENT DIRECTORS
(Terms Expiring 2013)

Name	Age	Business Experience During Past Five Years and Position Held With the Bank and the Company	Director Since

William J. Smead	65	Physician; Director and Chairman of the Board	2001*

Roger A. Woolsey	56	Attorney; Director	2001*

* Includes time served on Bank of Greeneville Board of Directors

William J. Smead is a director and serves as the Chairman of the Board of the Company and the Bank. Dr. Smead served as interim Chief Executive Officer of the Company from March 5, 2009 to November 5, 2009. Dr. Smead is a physician and principal in The Greeneville Eye Clinic in Greeneville, Tennessee. He received his undergraduate degrees from University of Arkansas in Fayetteville, Arkansas, and he also received his Medical Degree from University of Arkansas. Dr. Smead has extensive experience as a physician in the communities that the Company serves, is a successful small business owner and is actively involved in a number of community activities in the Company’s market area.

Roger A. Woolsey is a director of the Company and the Bank.  Mr. Woolsey has practiced law in Greeneville, Tennessee, with Woolsey & Woolsey attorneys at law since 1979. He received both his undergraduate degree and his law degree from the University of Tennessee in Knoxville.  Mr. Woolsey’s over 32 years of legal practice in the Greene County, Tennessee area, during which he has represented a broad array of corporate and municipal clients, contribute to the breadth and depth of experience on the Board through the inclusion of a member with an understanding of a broad range of legal and regulatory matters.

Effective January 4, 2010, Michael G. Burns resigned from the Board of Directors as a Class II Director, and as President of the Company and the Bank.  Effective May 15, 2009, Leonard B. Lawson, resigned from the Board of Directors of the Company and the Bank.  The Board is actively seeking a replacement for Mr. Lawson and Mr. Burns.

EXECUTIVE OFFICERS

Our Board of Directors has the power to appoint our officers. Each officer will hold office for such term as may be prescribed by the Board of Directors and until such person’s successor is chosen and qualified or until such person’s death, resignation, or removal.  The Company has the following executive officer in addition to Dr. Smead, the Chairman of the Board, and Mr. Belew, the Chief Executive Officer and President, whose descriptions are detailed above.

Name	Age	Present Position

T. Don Waddell	63	Chief Financial Officer, Secretary

T. Don Waddell serves as the Chief Financial Officer and Secretary of the Bank and the Company. Prior to joining the Bank, Mr. Waddell was a Certified Public Accountant in public practice and was the Chief Financial Officer of Greene County Bancshares, Inc., Greeneville, Tennessee, for eight years. Mr. Waddell received his undergraduate degree from East Tennessee State University in 1973.

INFORMATION ABOUT THE BOARD OF DIRECTORS

Role of the Board

Pursuant to Tennessee law, the Company’s business, property and affairs are managed under the direction of our Board of Directors.  The Board has responsibility for establishing broad corporate policies and for the overall performance and direction of the Company, but is not involved in day-to-day operations.  Members of the Board keep informed of our business by participating in Board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

Board Structure

The Company’s bylaws provide that the Board of Directors shall consist of no fewer than five nor more than 25 members.  Effective May 15, 2009, Leonard B. Lawson, resigned from the Company’s and the Bank’s Board of Directors, and effective January 4, 2010, Michael G. Burns resigned from the Company’s and the Bank’s Board of Directors.  As a result, the Board is currently composed of four members.  The Board is actively seeking a replacement for Mr. Lawson and Mr. Burns.

The directors are divided into three classes, each of which is as nearly equal in number as possible.  The directors in each class hold office for staggered terms of three years each.  Staggered terms make it more difficult for shareholders, including those holding a majority of the Company’s common stock, to force an immediate change in the composition of a majority of the Board of Directors.  Since the terms of only one-third of the incumbent directors expire each year, two annual meetings of shareholders would be required to change a majority of the Company’s directors, provided that no directors resigned, were removed, or died during their terms of office and the vacancies created thereby were not filled by an affirmative vote of a majority of the Board of Directors.

Board Leadership Structure

The Company separates the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for Board meetings and presides over meetings of the full Board.

2010 Board and Committee Meetings

During 2010, the Bank’s Board of Directors held 51 meetings, the Company’s Board of Directors held 22 meetings, the Audit Committee held 5 meetings, the ALCO Committee held 10 meetings, the IT Committee held 4 meetings, the Compensation Committee held 2 meetings, the Compliance Committee held 6 meetings, and the Loan Committee held 2 meetings  All Board members attended at least 75% of our Board meetings and the meetings of the committees of which that director is a member.

Attendance at Annual Shareholders’ Meeting

All directors are expected to attend the annual shareholders’ meeting and their attendance is recorded in the minutes.  All Board members attended the 2010 annual meeting of shareholders.

Board Committees

The Board has two standing committees: the Audit Committee and the Compensation Committee.

Audit Committee.  The Audit Committee consists of Messrs. Woolsey and Smead and Ms. Warner. The Audit Committee has the authority and responsibility to ensure the accuracy and reliability of the Company’s financial statements; adequate internal controls and operating procedures; and compliance with all laws, regulations, and policies.  No member of the Audit Committee is an “Audit Committee Financial Expert” as that term is defined in Item 407(d) of Regulation S-K. The Board believes that the expense to retain an Audit Committee Financial Expert at this time is cost prohibitive. However, the Board believes that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. The Committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

Compensation Committee. The Compensation Committee consists of Messrs. Woolsey and Smead and Ms. Warner.  The Compensation Committee evaluates the performance of the Bank’s executive officers and determines their compensation. The Compensation Committee does not have a charter.

Nominations for Directorships

The Company currently has no standing nominating committee because of the long tenure of the majority of the current directors, other than Mr. Belew, because a majority of the members of the Board are independent and because the Company has determined that the entire Board of Directors itself adequately serves the function of a nominating committee.

With respect to the nominating process, the Board discusses and evaluates possible candidates in detail.  The Board selects new nominees for the position of an independent director based on the following criteria:

•	Personal qualities and characteristics, experience, accomplishments and reputation in the business community.

•	Current knowledge and contacts in market areas the Bank serves in the banking industry or other industries relevant to the Company’s business.

•	Diversity of viewpoints, background, experience and other demographics.

•	Ability and willingness to commit adequate time to Board and committee matters.

•	The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective and responsive to its duties and responsibilities.

The Board does not set specific, minimum qualifications that nominees must meet in order for the Board to select them as nominees nor has the Board adopted a formal diversity policy, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board of Directors.  In making recommendations for nominees to the Board of Directors, the Board seeks to include directors who, when taken together with the other nominees and continuing directors, will create a Board of Directors that offers a diversity of education, professional experience, background, age, perspective, viewpoints and skill.

Once a candidate is identified whom the Board wants seriously to consider and move toward nomination, the Chairman of the Board, the Chief Executive Officer, the President and/or other directors will enter into a discussion with that nominee.

Director Independence

The Board has determined that each of William J. Smead, Roger A Woolsey and Wendy C. Warner is an “independent director” within the meaning of Marketplace Rule 5605(a)(2) of the Nasdaq Stock Market, LLC.

Shareholder Nominations of Directors

The Board will consider nominees recommended by shareholders, and any such nominee is given appropriate consideration in the same manner as other nominees using the same criteria described above and considering the additional information referred to below.  Shareholders who wish to submit nominees for director for consideration by the Board for election may do so by submitting in writing such nominees’ names in compliance with the procedures as described below, to the Chairman of the Board, in care of the Corporate Secretary.  A shareholder’s nomination must contain:

•	A statement that the writer is a shareholder and is proposing a candidate for consideration by the Board;

•	The name of and contact information for the candidate;

•	A statement of the candidate’s business and educational experience;

•	Information regarding each of the factors listed above, sufficient to enable the Board to evaluate the candidate;

•	A statement detailing any relationship or understanding between the proposing shareholder and the candidate;

•	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected; and

•
A statement of the number of shares of the Company's common stock that the nominating shareholder holds of record or in which the nominating shareholder has a beneficial interest and the number of such shares that have been held for more than one year.

The Company does not pay a fee to any third party to identify or evaluate or assist in the identification or evaluation of potential nominees to its Board.

Shareholder Communication with the Board of Directors

Shareholders desiring to communicate with our Board of Directors on matters other than director nominations should submit their communication in writing to the Chairman of the Board of Directors, c/o Corporate Secretary, American Patriot Financial Group, Inc., 3095 Andrew Johnson Highway, Greeneville, Tennessee 37745, and identify themselves as a shareholder.  The Corporate Secretary will forward all such communication to the Chairman of the Board for a determination as to how to proceed.

Board’s Role in Risk Oversight

While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board of Directors assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. In particular, the Audit Committee focuses on financial and enterprise risk exposures, including internal controls, and discusses with management, the internal auditors, and the independent registered public accountants the Company’s policies with respect to risk assessment and risk management, including risks related to fraud, liquidity, credit operations and regulatory compliance. The Audit Committee also assists the Board in fulfilling its duties and oversight responsibilities relating to the Company’s compliance and ethics programs, including compliance with legal and regulatory requirements.

Proposal 2 - Ratification of the Appointment of Hazlett, Lewis & Bieter, PLLC
as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2011

The Board of Directors has confirmed the appointment by the Audit Committee of Hazlett, Lewis & Bieter, PLLC (“HLB”) as the Company’s independent registered public accounting firm for fiscal year 2011.  HLB has served as independent registered public accounting firm of the Company since May 22, 2007. The Company’s Board of Directors approved the appointment of HLB, based upon the recommendation of the Audit Committee of the Board of Directors.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Company ended December 31, 2010.

Prior to engaging HLB, the Company did not consult with HLB regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Representatives of HLB will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Assuming a quorum is present, a majority of the votes cast at the Annual Meeting is required to ratify the appointment of HLB as the Company’s independent registered public accounting firm for fiscal year 2011.

For services rendered in 2010 and 2009 by HLB, our current independent auditors,  we incurred the following fees:

Audit Fees

The aggregate fees billed by HLB for audit of our annual financial statements and the reviews of the financial statements included in our forms 10-Q for fiscal year 2010 were $93,976. The aggregate fees billed by HLB for audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q for fiscal year 2009 were $120,155.28, of which $38,533.14 were for SOX 404 related services.

Audit Related Fees

None.

Tax Fees

The aggregate fees billed by HLB for professional services for tax compliance, tax advice and tax planning in fiscal year 2010 were $8,000.  The aggregate fees billed by HLB for professional services for tax compliance, tax advice and tax planning in fiscal year 2009 were $8,450 of which $450 were for IRS accounting method change and preparation of tax returns.

All Other Fees

There were no fees billed by HLB for other services rendered in 2010 or 2009.

The Audit Committee has adopted pre-approval policies and procedures for audit and non-audit services to be performed by HLB, as the registered public accounting firm that performs the audit of our consolidated financial statements that are filed with the SEC. All services by HLB must be pre-approved by the Audit Committee. The Audit Committee considered whether the provision of audit-related and other non-audit services conflicts with HLB’s independence and found that this provision of services is compatible with maintaining the principal accountant’s independence.

The Audit Committee approved all of the above services performed by HLB.

The Board of Directors recommends that you vote FOR the ratification of Hazlett, Lewis & Bieter, PLLC as the Company’s independent registered public accounting firm for fiscal year 2011.

EXECUTIVE COMPENSATION

Risk Assessment of Compensation Policies

The Board has reviewed our compensation policies as generally applicable to our employees and believes that our policies do not encourage excessive and unnecessary risk taking, and that the level of risk that they do encourage is not reasonably likely to have a materially adverse effect on the Company.

SUMMARY COMPENSATION TABLE

The following table sets forth the aggregate remuneration paid by the Company for services for the years ended December 31, 2010 and December 31, 2009 to the individual listed below (the “Named Executive Officer”).  No other officer of the Company or the Bank received compensation in excess of $100,000 during 2010 or 2009.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Non-qualified deferred compensation earnings ($)	All Other Compensation ($)		Total ($)
John D. Belew	2010	$158,029	$0	$0	$7,000	(2)	$165,029
President and Chief
Executive Officer(1)	2009	$54,984	$0	$0	$4,500	(3)	$59,484

(*)  The named executive officer did not receive any stock awards, option awards, non-equity incentive plan compensation, or had non qualified deferred compensation earnings.
(1)	Mr. Belew was appointed as the new CEO and President of the Bank on August 28, 2009 and the Company on January 21, 2010.
(2)	Includes Director fees of $7,000.
(3)	Includes Director fees of $4,500.

EMPLOYMENT AGREEMENTS

Employment agreements in place with respect to the Named Executive Officer are as follows:

John D. Belew

The Bank and Mr. Belew entered into an employment agreement effective August 26, 2009 (the “Employment Agreement”), pursuant to which the Bank agreed to employ Mr. Belew as the chief executive officer of the Bank for a term of 365 days. In addition, the Company, the Bank and Mr. Belew entered into an Amendment No. 1 to Mr. Belew’s Employment Agreement, dated as of January 21, 2010, to reflect Mr. Belew’s additional appointment as the Chief Executive Officer of the Company.  Pursuant to the terms of the Employment Agreement, the employee’s term may be extended for additional 365-day periods if the Bank or Mr. Belew fails to notify the other of an intent to terminate the Employment Agreement upon not less than 90 days’ notice prior to the end of the then current term. Under the terms of the Employment Agreement, Mr. Belew will be entitled to a base salary of $150,000, as well as health insurance, the premiums for which will be paid by the Bank, participation in Company-sponsored benefit plans, including cash incentive plans, relocation expenses and other certain fringe benefits.

Mr. Belew’s employment may be terminated immediately for cause (as defined in the Employment Agreement), in which event the Bank shall have no further obligations to pay Mr. Belew for his services, except for any accrued and unpaid salary through the termination date. Mr. Belew’s employment may alternatively be terminated without cause, in which case Mr. Belew is entitled to receive, on the 60th day following the date of termination, a lump sum payment of an amount equal to the portion of his base salary that would have been payable to him for the 90-day period following the date of termination. Mr. Belew may also terminate his employment under the Employment Agreement for good reason (as defined in the Employment Agreement), in which case he is entitled to a lump sum payment of an amount equal to the portion of his base salary that would have been payable to him for the 90-day period following the date of termination.

Under the terms of the Employment Agreement, if within 12 months following a change in control (as defined in the Employment Agreement) Mr. Belew is terminated without cause (as defined in the Employment Agreement) or Mr. Belew terminates his employment voluntarily, then he is entitled to an amount equal to his base salary for a total of 365 days following the date of termination. If payments to Mr. Belew following a change in control would create an excise tax for him under the excess parachute rules of Section 4999 of the Internal Revenue Code, the Bank is required to pay to him the amount of such excise tax and all federal and state income or other taxes with respect to any such additional amounts (the “Gross-Up Amount”) and such additional amount as is necessary to offset any tax liability of his as a result of the Gross-Up Amount.

Equity Incentive

Currently, we do not have an equity incentive plan, but at various times our Board of Directors, at its discretion, has granted stock option awards to executive officers as well as other employees.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2010

There were no outstanding option awards as of December 31, 2010 for our Named Executive Officer.

The Company does not have a plan that provides for the payment of retirement benefits to a Named Executive Officer, and there are no contracts or agreements that provide payments to a Named Executive Officer at, following, or in connection with, the resignation, retirement or other termination of a Named Executive Officer, or a change in control of the Company other than the employment agreement with Mr. Belew.

The Compensation Committee of the Board is currently comprised of three directors on the Board of Directors and is responsible for making decisions concerning cash and other compensation paid to our Chief Executive Officer and our other Named Executive Officers. Each member of the Compensation Committee is independent within the meaning of NASDAQ’s listing standards and is appointed annually.

The Compensation Committee has the authority to make all decisions relating to executive officer compensation, which are then reviewed by the full Board. They may delegate that authority to other persons specifying what authority is so delegated and to whom.

The Compensation Committee meets periodically to evaluate the compensation and fringe benefits of our Named Executive Officers. The Compensation Committee met 2 times during 2010.

DIRECTOR COMPENSATION TABLE

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Michael Burns(2)	0	0	0	0	0	0	0
William J. Smead	7,893	0	0	0	7	0	7,900
Wendy C. Warner	1,650	0	0	0	8,162	0	9,812
Roger A. Woolsey	750	0	0	0	8,162	0	8,912

(*)  None of the directors received any stock awards, option awards, non-equity incentive plan compensation or any other compensation in 2010.
(1)  Information regarding director compensation received by John D. Belew, the Company’s and the Bank’s President and Chief Executive Officer is included in the above Summary Compensation Table for named executive officers under the section titled “Executive Compensation.”
(2)  Mr. Burns resigned as President and as a director of the Company and Bank on January 4, 2010.

Director Compensation

In 2010, directors received $500 for each Board meeting they attended.  The directors, other than those individuals who also serve as officers, received $150 for each committee meeting they attended. In 2010, all directors received an annual retainer of $6,000.  During 2010, the Bank paid $33,624 in directors’ fees.  However, the Bank ceased paying all board and committee fees in August 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

As of April 29, 2011, the Company’s records indicate the following number of shares of common stock were beneficially owned by (i) each person who is a director or a Named Executive Officer of the Company and (ii) all directors and executive officers as a group.  Management is not aware of any change in control of the Company which has occurred since the Bank commenced operations on July 9, 2001, other than the share exchange with the Company on January 23, 2004, or any arrangement which may, at a subsequent date, result in a change in control of the Company.  Management of the Company does not know of any person who owns, beneficially or of record, more than 5% of the Company’s outstanding common stock other than Dr. Smead, as indicated below. Except as otherwise indicated, each shareholder listed below has sole voting and investment power as to the shares owned by that person.

DIRECTORS AND EXECUTIVE OFFICERS

	Amount of Beneficial Ownership of Common Stock(#)		Percentage Ownership of Common Stock(%)(1)
John D. Belew 1119 Temple Street, #6 Greeneville, TN 37745	0		*

William J. Smead 330 Patricia Lane Greeneville, TN 37743	135,166	(2)	5.66

T. Don Waddell 231 Fairfield Drive Greeneville, TN 37745	22,000	(3)	*

Wendy C. Warner 401 Oak Grove Avenue Greeneville, TN 37745	36,689		1.54

Roger A. Woolsey 3104 Charlie Doty Road Greeneville, TN 37743	39,486	(4)	1.65

All executive officers and directors as a group (5 persons)	233,341		9.77

* Less than one percent.

(1)  Based on 2,389,391 shares of common stock issued and outstanding as of April 29, 2011, plus, for each person, any shares of common stock that person has the right to acquire within 60 days pursuant to stock options.
(2)  Includes 67,000 shares beneficially owned by Dr. Smead’s wife.
(3)  Includes 16,000 exercisable stock options.
(4)  Includes 850 shares beneficially owned by Mr. Woolsey’s wife.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Some directors and officers of the Bank and the Company are customers of the Bank and have had and expect to have loan transactions with the Bank in the ordinary course of business.  In addition, some of the directors and officers of the Company and the Bank are, at present, as in the past, affiliated with businesses which are customers of the Bank and which have had and expect to have loan transactions with the Bank in the ordinary course of business.  These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other parties.  In the opinion of the Board of Directors, these loans do not involve more than a normal risk of collectibility or present other unfavorable features.

Other Directorships and Family Relationships

No director of the Company currently serves as a director of any other public company.  We are not aware of any family relationships between any of our directors and executive officers.

CODE OF ETHICS

The Board of directors of the Company has adopted a code of ethics that applies to all directors and executive officers of the Company, including the principal executive officer, the principal financial officer, and the principal accounting officer (the “Executive Management Team”).  The code of ethics, which fulfills the requirements of the criteria established by applicable Securities and Exchange Commission regulations, is part of the code of ethics that applies to all employees of the Bank.  The code of ethics is available at the “About Us” section of the Bank’s website at www.americanpatriotbank.com.  The Company will also provide a copy of the code of ethics free of charge to any person requesting a copy from the Company in writing.  Such requests should be sent to the attention of John D. Belew, Chief Executive Officer, at the address above.

AUDIT COMMITTEE REPORT
OF THE BOARD OF DIRECTORS

The Audit Committee consists of three directors: Mr. Woolsey, Dr. Smead and Ms. Warner. Each member meets the independence and qualification standards required by the NASDAQ’s listing standards. During the fiscal year ended December 31, 2010, the Audit Committee met 5 times. The Audit Committee has adopted a written charter which is available on the Company’s website at www.americanpatriotbank.com.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following Audit Committee Report and the statements regarding the independence of the members of the Committee shall not be incorporated by reference into any such filings.

The Audit Committee monitors and reviews the performance of the independent auditors and the quality and integrity of the Company’s internal accounting, auditing and financial reporting practices.  The Committee’s chief duties are to:

•	hire one or more independent public accountants to audit the Company’s books, records and financial statements and to review its system of accounting, including its systems of internal control;

•	monitor and evaluate, independently and objectively, the Company’s internal financial controls and financial reporting procedure;

•	discuss with the independent accountants the results of their audits and reviews;

•	periodically communicate the Committee’s findings to the Board of Directors; and

•	facilitate communication among the Board of Directors, the independent auditors, and the Company’s management.

In this context, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and discussed with it, the firm’s independence from the Company and its management. The Audit Committee has considered whether the independent registered public accounting firm provision of non-audit services to the Company is compatible with maintaining the registered public accounting firm’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the SEC.

Members of the Audit Committee:

William J. Smead
Wendy C. Warner
Roger A. Woolsey

OTHER MATTERS

The Board of Directors, at the time of the preparation of this proxy statement, knows of no business to come before the Annual Meeting other than that referred to herein.  If any other business should come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

By Order Of The Board Of Directors,

/s/ T. Don Waddell
T. Don Waddell
Secretary

Greeneville, Tennessee
April 29, 2011

FORM OF PROXY

American Patriot Financial Group, Inc.
P.O. Box 610
Greeneville, Tennessee  37744

ANNUAL MEETING OF SHAREHOLDERS
June 23, 2011

YOU CAN VOTE IN ONE OF TWO WAYS:
1) BY INTERNET, 2) BY MAIL.
SEE BELOW FOR INSTRUCTIONS.

IF YOU ARE NOT VOTING BY INTERNET COMPLETE
BOTH SIDES OF PROXY CARD, DETACH AND
RETURN IN THE ENCLOSED ENVELOPE TO:

ILLINOIS STOCK TRANSFER
209 W. JACKSON BOULEVARD, SUITE 903
CHICAGO, ILLINOIS 60606

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Wendy C. Warner or T. Don Waddell as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of American Patriot Financial Group, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee on Thursday, June 23, 2011, at  2:30 p.m. Eastern Daylight Time, or any adjournment thereof.

(1)	Election of directors:

Class I director to serve until the 2014			FOR	WITHHOLD
Annual Meeting of Shareholders.	01	John D. Belew	☐	☐

(2)	As to the ratification of the appointment of Hazlett, Lewis & Bieter, PLLC as American Patriot Financial Group, Inc.'s independent registered public accounting firm for fiscal 2011.

________For	________Against	________Abstain

(3)	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s).  If no direction is made, this proxy will be voted for proposals 1 and 2.

Please Sign below and Return to Illinois Stock Transfer, 209 W. Jackson Blvd., Suite 903, Chicago, IL 60606.

Date:
Signature of Shareholder(s)

Date:
Signature of Joint Shareholder(s)

Please sign exactly as your name(s) appear on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign. Only one signature is required.

If you plan to personally attend the Annual Meeting of Shareholders, please check the box below and list the names of attendees on the reverse side.

☐ I/We do plan to attend the 2011 meeting.

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